Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Changda International Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leodegario Quinto Camacho, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 16, 2012	By:	/s/ Leodegario Quinto Camacho
Leodegario Quinto Camacho Chief Financial Officer (principal financial and accounting officer )